Statutory Prospectus Supplement dated December 6, 2012
The purpose of this mailing is to provide you with changes to the current Prospectuses for Class A, B, C, R, Y, Investor Class, Class R5 and Class R6 shares, as applicable, of each of the Funds listed below:
Invesco Constellation Fund
Invesco Dynamics Fund
Invesco High Yield Securities Fund
Invesco Leaders Fund (formerly known as Invesco Van Kampen Leaders Fund)
Invesco Leisure Fund
Invesco Municipal Bond Fund
Following meetings held in October and December, 2012, the Boards of Trustees of the Invesco Funds have unanimously approved an Agreement and Plan of Reorganization (the “Agreement”) pursuant to which each Target Fund listed below would transfer all of its assets and liabilities to the corresponding Acquiring Fund listed below in exchange for shares of the Acquiring Fund that would be distributed to Target Fund shareholders:

TARGET FUND	ACQUIRING FUND
Invesco Constellation Fund, a series portfolio of AIM Equity Funds (Invesco Equity Funds)	Invesco American Franchise Fund, a series portfolio of AIM Counselor Series Trust (Invesco Counselor Series Trust)
Invesco Dynamics Fund, a series portfolio of AIM Investment Securities Funds (Invesco Investment Securities Funds)	Invesco Mid Cap Growth Fund, a series portfolio of AIM Sector Funds (Invesco Sector Funds)
Invesco High Yield Securities Fund, a series portfolio of AIM Investment Securities Funds (Invesco Investment Securities Funds)	Invesco High Yield Fund, a series portfolio of AIM Investment Securities Funds (Invesco Investment Securities Funds)
Invesco Leaders Fund, a series portfolio of AIM Growth Series (Invesco Growth Series)	Invesco Growth Allocation Fund, a series portfolio of AIM Growth Series (Invesco Growth Series)
Invesco Leisure Fund, a series portfolio of AIM Sector Funds (Invesco Sector Funds)	Invesco American Franchise Fund, a series portfolio of AIM Counselor Series Trust (Invesco Counselor Series Trust)
Invesco Municipal Bond Fund, a series portfolio of AIM Investment Securities Funds (Invesco Investment Securities Funds)	Invesco Municipal Income Fund, a series portfolio of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds)
The Agreement requires approval by the Target Fund shareholders and will be submitted to the shareholders for their consideration at a meeting to be held in or around April 2013. If the Agreement is approved by shareholders of the Target Funds and certain conditions required by the Agreement are satisfied, the reorganizations are expected to be consummated shortly thereafter. Upon closing of the reorganizations, shareholders of the Target Fund will receive a corresponding class of shares of the Acquiring Fund in exchange for their shares of the Target Fund, and the Target Fund will liquidate and cease operations. Shareholders of each Target Fund will vote separately on the Agreement, and the reorganization will be effected as to a particular Target Fund only if that fund’s shareholders approve the Agreement.
A combined Proxy Statement/Prospectus will be sent to shareholders of each Target Fund to seek their approval of the Agreement, which will include a full discussion of the reorganization and the factors the Boards of Trustees considered in approving the Agreement.
If shareholders approve a reorganization, it is anticipated that the Target Fund will close to new investors as soon as practicable following shareholder approval through the consummation of the reorganization to facilitate a smooth transition of Target Fund shareholders to the Acquiring Fund. The Acquiring Fund will remain open for purchase during this period.
All investors who are invested in a Target Fund as of the date on which the Target Fund closed to new investors and remain invested in the Target Fund may continue to make additional investments in their existing accounts and may open new accounts in their name.